Exhibit 12.3

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 40-F of Rogers Wireless Inc., a corporation continued under the laws of Canada (the “Company”) for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.)        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2004	/s/ Nadir H. Mohamed Nadir H. Mohamed President and Chief Executive Officer
Dated: May 18, 2004	/s/ John R. Gossling John R. Gossling Senior Vice President and Chief Financial Officer

38